UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2023

UNIQUE LOGISTICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50612	01-0721929
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

154-09 146th Ave., Jamaica, New York	11434
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (718) 978-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on June 1, 2021, and as amended on August 4, 2021, September 17, 2021, January 31, 2022 and April 15, 2022, Unique Logistics International, Inc., a Nevada corporation (the “Company”), Unique Logistics Holdings, Inc., a Delaware corporation (“Holdings”), Unique Logistics International (NYC), LLC, a Delaware limited liability company (“New York”), and Unique Logistics International (BOS), Inc., a Massachusetts corporation (“Boston” and, together with the Company, Holdings and New York, collectively, “Borrower”) entered into a Revolving Purchase, Loan and Security Agreement (the “Existing Loan Agreement”) with TBK Bank, SSB, a Texas State Savings Bank (“Lender”) for a facility under which the Lender will, from time to time, buy approved receivables from the Borrower.

On July 20, 2023, Borrower and Lender entered into a loan and security agreement (the “Agreement,” capitalized terms used but not otherwise defined herein have the same definitions given to such terms in the Agreement), amending and restating in their entirety, the terms, conditions, agreements, covenants, obligations, representations and warranties of the Existing Loan Agreement. The security interests and liens granted to the Lender pursuant to the Existing Loan Agreement remain in full force and effect and secures all indebtedness, liabilities and obligations of the Borrower.

The Agreement provides for a facility under which the Lender will, from time to time, make Advances under the Revolving Credit Facility to the Borrower in such amounts as Borrower may request, but not to exceed $25,000,000 (the “Maximum Facility”). Each advance shall bear interest from the date thereof until maturity at a varying rate of interest which is two and three quarters of one percent (2.75%) above the Prime Rate, calculated on the last day of each month.

The proceeds of the Revolving Credit Facility will be used by the Borrower (i) for fees and expenses incurred in connection with the consummation of the Agreement and the transactions contemplated thereby, (ii) for Borrower’s legitimate working capital requirements or purposes, and (iii) to satisfy the indebtedness, obligations and liabilities of the Borrower to Lender under or pursuant to the Existing Loan Agreement.

The Agreement requires that the Borrower make certain mandatory prepayments (“Mandatory Prepayments”) if at any time the outstanding Obligations under the Revolving Credit Facility exceed the Borrowing Base. In the event of a Mandatory Prepayment, there shall be no penalty and such Mandatory Prepayment shall be made together with the payment of accrued interest on the amount prepaid and shall be applied to reduce the outstanding principal balance of the Revolving Credit Facility.

The Agreement contains customary representations, warranties, events of default and covenants by the Borrower, subject to customary materiality, material adverse effect and knowledge qualifiers. The Agreement also contains (a) certain affirmative covenants that impose certain reporting obligations on the Borrower, (b) certain negative covenants that generally limit, subject to various exceptions, the Borrower from taking certain actions, including, without limitation, incurring indebtedness, remaining outstanding on any loans or advances, incurring liens, paying dividends and selling assets.

Amendment to Subordination

In connection with the Agreement, on July 20, 2023, the Borrower and Frangipani Trade Services, Inc., an entity owned by the Company’s Chief Executive Officer (the “Junior Creditor”), entered into an amended and restated general subordination agreement (the “General Subordination”) in order to induce the Lender to extend credit to the Borrower. Pursuant to the General Subordination, the Junior Creditor agreed to make subject and subordinate the payment of indebtedness by the Borrower to the Junior Creditor to the payment of any and all debts, obligations and liabilities of the Borrower to the Lender (the “Senior Obligations”). The Senior Obligations include, without limitation, all Obligations as such term is defined in the Existing Loan Agreement and as amended by the Agreement.

Amendments to Intercreditor Agreement and Seller Intercreditor Agreement

As previously disclosed, on March 10, 2023, the Lender and Alter Domus (US) LLC (the “Second Lien Agent”) entered into an intercreditor agreement (the “Intercreditor Agreement”), whereby the Lender confirmed the relative priority of the security interests in the assets and properties of the Company and its subsidiaries. On July 20, 2023, the Lender and Second Lien Agent entered into a first amendment to intercreditor agreement, amending certain definitions in the Intercreditor Agreement (the “Amended and Restated Intercreditor”).

On March 30, 2023, Unique Logistics Holdings Limited, the Lender and Second Lien Agent entered into an intercreditor agreement in connection with the previously disclosed financing on March 10, 2023. On July 20, 2023, Unique Logistics Holdings Limited, the Lender and Second Lien Agent entered into a first amendment to intercreditor agreement (the “Amendment to Seller Intercreditor”) to replace reference to the Existing Loan Agreement with the Agreement.

The foregoing summaries of the Agreement, General Subordination, Amended and Restated Intercreditor and Amendment to Seller Intercreditor set forth herein are qualified in their entirety by reference to such documents, filed as Exhibits 10.1, 10.2, 4.1 and 4.2 respectively, hereto, which are incorporated by reference herein.

Amendment to Merger Agreement

As previously disclosed, on December 18, 2022, the Company entered into an Agreement and Plan of Merger by and among the Company, Edify Acquisition Corp., a Delaware corporation (“Edify”), and Edify Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Edify (“Merger Sub” and, together with Edify and the Company, the “Parties”) (the “Merger Agreement”). On July 23, 2023, the Parties entered into a First Amendment to Merger Agreement, dated July 19, 2023 (“Merger Amendment”), to update the Termination Date of the Merger Agreement (as defined therein) to January 20, 2024. The foregoing description of the Merger Amendment set forth above is qualified in its entirety by reference to such document, filed as Exhibit 10.3 hereto, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
4.1	First Amendment to Intercreditor Agreement, dated July 20, 2023, by and among TBK Bank, SSB and Alter Domus (US) LLC
4.2	First Amendment to Intercreditor Agreement, dated July 20, 2023, by and among Unique Logistics Holdings Limited, TBK Bank, SSB and Alter Domus (US) LLC
10.1	Loan and Security Agreement, dated July 20, 2023, by and among Unique Logistics International, Inc., Unique Logistic Holdings, Inc., Unique Logistics International (NYC), LLC, Unique Logistics International (BOS), Inc., and TBK Bank, SSB
10.2	Amended and Restated General Subordination Agreement, dated July 20, 2023, by and among Unique Logistics International, Inc., Unique Logistics Holdings, Inc., Unique Logistics International (NYC), LLC, Unique Logistics International (BOS), Inc. and Frangipani Trade Services, Inc.
10.3	First Amendment to Merger Agreement, dated July 19, 2023, by and among Edify Acquisition Corp., Edify Merger Sub, Inc., and Unique Logistics International, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE LOGISTICS INTERNATIONAL, INC.

Date: July 26, 2023	By:	/s/ Sunandan Ray
	Name:	Sunandan Ray
	Title:	Chief Executive Officer